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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

------------------------------ -------------------------- ----------------------
           Delaware                     0-12500                  13-3145265
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)
------------------------------ -------------------------- ----------------------

                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     In connection with the Bareboat Lease referred to and described below, on March 9, 2005, Isramco, Inc. (the "Company") furnished a limited guarantee (the "Guarantee") to and in favor of a subsidiary of Egged, one of the leading transportation companies in Israel ("Egged"), pursuant to which the Company undertook to indemnify Egged in an amount not exceeding $1 million in respect of any loss or damage incurred by Egged arising out of the breach by Chesny (as defined below) of its obligations under the Marketing Agreement (as defined below). To induce the Company to issue the Guarantee, Chesny granted to the Company a security interest on all amounts due to Chesny under the Marketing Agreement and agreed to provide the Company with a bank guarantee in the amount of $600,000 (which will secure Chesny's obligations under the Bareboat Charter as well).

        In March 2005, a wholly owned subsidiary of the Company ("Magic") entered into a lease agreement (the "Bareboat Lease") with Chesny Estates Ltd. ("Chesny"), pursuant to which Magic will lease the cruise liner Mirage 1 (the "Cruise Liner") to Chesney for the period from April 14, 2005 through October 31, 2005 at a daily rate of $8,000. Under the Bareboat Lease, Chesny will operate the Cruise Liner and will solely bear all outlays associated with the operation, maintenance and upkeep of the Cruise Liner. As previously disclosed, the Company purchased the Cruise Liner, a luxury cruise liner containing 270 passenger cabins spread out over nine decks, in March 2004.

        Contemporaneous with its entry into the Bareboat Lease with the Company, Chesny entered into an agreement (the "Marketing Agreement") with Egged pursuant to which Egged has undertaken to promote and market tours on the Cruise Liner that are run by Chesny. Under the Marketing Agreement, Chesny is entitled to minimum payments from Egged.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements.

                None.

        (b) Pro Forma Financial Information

                None.

        (c) Exhibits:

                99.1 Press Release dated March 15, 2005

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2005                     ISRAMCO, INC.

                                          By:  /s/ Haim Tsuff

                                               Haim Tsuff

                                               Chief Executive Officer